LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2005-A

COLLECTION PERIOD:                                OCTOBER 1-31, 2005                PAYMENT DATE:     NOV 15 2005
DETERMINATION DATE:                                NOV 07 2005                      REPORT BRANCH:    2051
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INITIAL DEAL                                           TOTAL          CLASS A-1       CLASS A-2        CLASS A-3        CLASS A-4
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Class Percentages                                         100.00%          13.43%           38.00%           28.57%          20.00%
Initial Pool Balance                               303,017,069.52   40,690,863.62   115,146,486.42    86,576,305.58   60,603,413.90
Prefunding                                          46,982,930.48    6,309,136.38    17,853,513.58    13,423,694.42    9,396,586.10
Total Balance                                      350,000,000.00   47,000,000.00   133,000,000.00   100,000,000.00   70,000,000.00
Note Balance Total                                 350,000,000.00   47,000,000.00   133,000,000.00   100,000,000.00   70,000,000.00
Number of Contracts                                        16,520
Class Pass Through Rates                                                   3.346%            3.82%            4.08%           4.25%
Servicing Fee Rate                                       1.75000%
Indenture Trustee Fee                                    0.00300%
Custodian Fee                                            0.02000%
Backup Servicer Fee                                      0.02000%
Insurance Premium Fee                                    0.20000%
Demand Note Rate                                         5.25000%

Initial Weighted Average APR                            11.23900%
Initial Weighted Average Monthly Dealer
      Participation Fee Rate                             0.00000%
Initial Weighted Average Adjusted APR (net of Monthly
      Dealer Participation) of Remaining Portfolio      11.23900%
Initial Weighted Average Remaining Term                     64.00
Initial Weighted Average Original Term                      68.00
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CURRENT MONTH CERTIFICATE BALANCES                     TOTAL          CLASS A-1       CLASS A-2        CLASS A-3        CLASS A-4
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BOP:
Prior Month Pool Balance                           306,070,681.48    3,070,681.47   133,000,000.00   100,000,000.00   70,000,000.00
Prefunding Pool Balance                                      0.00            0.00             0.00             0.00            0.00
Total Pool Balance                                 306,070,681.48    3,070,681.47   133,000,000.00   100,000,000.00   70,000,000.00
Total Note Balance                                 300,350,073.99            0.00   130,350,073.99   100,000,000.00   70,000,000.00

EOP:
Number of Current Month Closed Contracts                      425
Number of Reopened Loans                                     0.00
Number of Contracts - EOP                                  16,808
Pool Balance  -  EOP                               295,288,624.75            0.00   125,288,624.74   100,000,000.00   70,000,000.00
Prefunding Pool Balance                                      0.00            0.00             0.00             0.00            0.00
Total Pool Balance  -  EOP                         295,288,624.75            0.00   125,288,624.74   100,000,000.00   70,000,000.00
Total Note Balance - EOP                           288,767,421.92            0.00   118,767,421.92   100,000,000.00   70,000,000.00

Class Collateral Pool Factors                          0.82504978      0.00000000       0.89298813       1.00000000      1.00000000

Weighted Average APR of Remaining Portfolio             11.32488%
Weighted Average Monthly Dealer
      Participation Fee Rate                             0.00000%
Weighted Average Adjusted APR (net of Monthly
     Dealer Participation) of Remaining Portfolio       11.32488%
Weighted Average Remaining Term                             61.04
Weighted Average Original Term                              68.52

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2005-A
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TOTAL DISTRIBUTION AMOUNT                                                                               CONTRACTS
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     Monthly Payments:              Principal                                              4,690,278.38
                                    Interest                                               2,648,718.14
     Early Payoffs:                 Principal Collected                                    5,260,954.47
                                    Early Payoff Excess Servicing Compensation                   228.94
                                    Early Payoff Principal Net of Rule of 78s Adj.         5,260,725.53            370
                                    Interest                                                  57,865.21
     Liquidated Receivable:         Principal Collected                                       55,660.50
                                    Liquidated Receivable Excess Servicing Compensation            0.00
                                    Liquidated Receivable Principal Net of Rule of 78s Adj.   55,660.50             52
                                    Interest                                                   1,252.05
     Purchase Amount:               Principal                                                 60,729.09              3
                                    Interest                                                   2,917.09
                                                  Total Principal                         10,067,393.50
                                                  Total Interest                           2,710,752.49
                                                  Total Principal and Interest            12,778,145.99
     Recoveries                                                                              321,566.48
     Excess Servicing Compensation                                                               228.94
     Late Fees & Miscellaneous Fees                                                           57,142.89
     Collection Account Customer Cash                                                     13,157,084.30
     ADDITIONAL COLLECTION ACCOUNT CASH:
     Collection Account Investment Income                                                     31,518.40
     Prefunding Account Investment Income                                                          0.00
     Mandatory Special Redemption                                                                  0.00
     Available Funds                                                                      13,188,602.70
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                                                                                          DISTRIBUTION       SHORTFALL / DRAW
DISTRIBUTION                                                                                 AMOUNT          DEFICIENCY CLAIM
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                                                                                          13,188,602.70
Monthly Dealer Participation Fee                                                 0.00     13,188,602.70           0.00
Prior Unpaid Dealer Participation Fee                                            0.00     13,188,602.70
Servicing Fees:                     Current Month Servicing Fee            446,353.08
                                    Prior Period Unpaid Servicing Fee            0.00
                                    Late Fees & Miscellaneous Fees          57,142.89
                                    Excess Servicing Compensation              228.94
                                                  Total Servicing Fees     503,724.91     12,684,877.79           0.00
Indenture Trustee Fee                                                          750.88     12,684,126.91           0.00
Custodian Fee                                                                5,101.18     12,679,025.73           0.00
Backup Servicer Fee                                                          5,101.18     12,673,924.55           0.00
Prior Unpaid Indenture Trustee Fee                                               0.00     12,673,924.55           0.00
Prior Unpaid Custodian Fee                                                       0.00     12,673,924.55           0.00
Prior Unpaid Backup Servicer Fee                                                 0.00     12,673,924.55           0.00

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2005-A
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                                                                                           DISTRIBUTION     SHORTFALL / DRAW
DISTRIBUTION CONTINUED                                                                        AMOUNT        DEFICIENCY CLAIM
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Class A-1 Note Interest:                  Current Month                           0.00     12,673,924.55           0.00
                                          Prior Carryover Shortfall               0.00     12,673,924.55
Class A-2 Note Interest:                  Current Month                     414,947.74     12,258,976.81           0.00
                                          Prior Carryover Shortfall               0.00     12,258,976.81
Class A-3 Note Interest:                  Current Month                     340,000.00     11,918,976.81           0.00
                                          Prior Carryover Shortfall               0.00     11,918,976.81
Class A-4 Note Interest:                  Current Month                     247,916.67     11,671,060.14           0.00
                                          Prior Carryover Shortfall               0.00     11,671,060.14
Principal Payment Amount:                 Current Month                   5,061,449.24      6,609,610.90           0.00
                                          Prior Carryover Shortfall               0.00      6,609,610.90
Certificate Insurer:                      Reimbursement Obligations               0.00      6,609,610.90           0.00
                                          Premium                            48,128.08      6,561,482.81           0.00
Demand Note Interest Payment Amount       Current Month                      53,593.70      6,507,889.12           0.00
                                          Prior Carryover Shortfall               0.00      6,507,889.12           0.00
Demand Note                               Reimbursement                           0.00      6,507,889.12           0.00
Expenses:                                 Trust CollaterReimbursement             0.00      6,507,889.12           0.00
                                          Indenture Trustee                       0.00      6,507,889.12           0.00
                                          Backup Servicer                         0.00      6,507,889.12           0.00
                                          Custodian                               0.00      6,507,889.12           0.00
Distribution to (from) the Spread Account                                 6,507,889.12              0.00

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LIQUIDATED RECEIVABLES
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                                                                                                  Cumulative Cram Down Loss
Liquidated Receivables and Cram Down Loss:                                                           Balance         Units
     BOP Liquidated Receivable Principal Balance       755,677.91       BOP Cram Down loss Balance      0.00          0.00
     Current Month Cram Down Loss                       14,645.82       Current Month Cram Down    14,645.82          1.00
     Liquidation Principal Proceeds                     55,660.50
     Principal Loss                                    714,663.23
     Prior Month Cumulative Principal Loss LTD         699,305.39
     Cumulative Principal Loss LTD                   1,413,968.62       Cumulative Cram Down Loss  14,645.82          1.00
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STATISTICAL INFORMATION
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                                                                         % OF TOTAL
DELINQUENCY STATUS:                 # OF CONTRACTS      AMOUNT          POOL BALANCE
     Current                               12,928   232,768,486.29         78.83%
     1-29 Days                              3,594    58,823,837.31         19.92%
     30-59 Days                               168     1,876,488.23          0.64%
     60-89 Days                                56       889,051.48          0.30%
     90-119 Days                               42       678,543.26          0.23%
     120 Days or More                          20       252,218.18          0.09%
                    Total                  16,808   295,288,624.75        100.00%

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2005-A
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STATISTICAL INFORMATION CONTINUED
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TRIGGER ANALYSIS:
(SEE PAGE 6 OF 6 FOR TRIGGER AND EVENT OF DEFAULT THRESHOLDS)
                                                      Trigger        Trigger     Event of Default     Event of
                                    Current Month    Threshold        Event          Threshold        Default

Average Delinquency Ratio                0.85043%      5.25%            NO             7.25%             NO
Cumulative Default Rate                     0.71%      3.58%            NO             3.81%             NO
Cumulative Loss Rate                        0.22%      1.79%            NO             2.10%             NO

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STATISTICAL INFORMATION CONTINUED
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REPOSSESSION STATISTICS:
                                    CERTIFICATE INVENTORY                                          RECOVERY INVENTORY
                                    # OF CONTRACTS       AMOUNT *                                  # OF CONTRACTS      AMOUNT *
Prior Month Inventory                          28      465,328.87            Prior Month Inventory              2     33,284.33
Repurchased                                     0            0.00                      Repurchased              0          0.00
Adjusted Prior Month Inventory                 28      465,328.87   Adjusted Prior Month Inventory              2     33,284.33
Current Month Repos                            29      583,940.83              Current Month Repos             34    609,737.70
Repos Actually Liquidated                      28      465,328.87     Repos from Trust Liquidation              0          0.00
Repos Liquidated at 60+ or 150+                 0            0.00        Repos Actually Liquidated             31    548,922.50
Dealer Payoff                                   0            0.00                    Dealer Payoff              0          0.00
Redeemed / Cured                                1       16,881.06                 Redeemed / Cured              1      4,922.65
Purchased Repos                                 0            0.00                  Purchased Repos              0          0.00
Current Month Inventory                        28      567,059.77          Current Month Inventory              4     89,176.88
                           * The Prior Month Inventory reported this month may differ due to Payment or NSF activity.

LIQUIDATED RECEIVABLE AND CRAM DOWN LOSS STATISTICS:
                                    # OF CONTRACTS       AMOUNT
Current Month Balance                          53      770,323.73
Cumulative Balance                            111    1,539,750.46
Current Month Proceeds                                  56,912.55
Cumulative Proceeds                                    128,990.11
Current Month Recoveries                               321,566.48
Cumulative Recoveries                                  627,874.05

                                                  RECEIVABLES LIQUIDATED AT 150 OR
                                                  MORE DAYS DELINQUENT, 60 OR MORE
                                                  DAYS PAST THE DATE AVAILABLE FOR                  COMULATIVE RECEIVABLES
                                                  SALE AND BY ELECTION:                             LIQUIDATED AT 150+ AND 60+:
                                                          Balance            Units                       Balance         Units
Prior Month                                             16,319.63              2                             0.00           0
Current Trust Liquidation Balance                        4,345.09              1                         4,345.09           1
Current Monthly Principal Payments                        (337.38)
Cram Down Loss                                               0.00
Reopened Loan Due to NSF                                12,781.94              3
Current Repurchases                                          0.00              0
Current Recovery Sale Proceeds                               0.00             -1
Deficiency Balance of Sold Vehicles                          0.00
EOP                                                     33,109.28              5                         4,345.09           1

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2005-A
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STATISTICAL INFORMATION CONTINUED
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     SPREAD ACCOUNT RECONCILIATION
                                                                                 REQUISITE AMOUNT:   4,374,995.64

Initial Deposit                                                     3,787,713.37
BOP Balance                                                         4,374,995.64
Subsequent Transfer Required Deposit                                        0.00
Remaining Distribution Amount                                       6,507,889.12
Investment Income                                                      13,313.71
Current Month Draw                                                          0.00
EOP Balance Prior to Distribution                                  10,896,198.47

Spread Account Release Amount                                       6,521,202.83

EOP Balance                                                         4,374,995.64

Class A Principal Payment Amount                                    6,521,202.83
Demand Note Supplemental Interest Payment Amount                            0.00
Class R Certificateholder Distribution                                      0.00

     DEMAND NOTE

Demand Note Initial Balance                                        10,605,597.43
Subsequent Transfer                                                 1,644,390.35
Demand Note Amount                                                 12,249,987.78

OVERCOLLATERALIZATION AMOUNT                                        6,521,202.83

CURRENT MONTH TOTAL ENHANCEMENT AMOUNT                             23,146,186.25             7.84%

REQUIRED TOTAL ENHANCEMENT AMOUNT                                  29,528,862.47            10.00%

          PREFUNDING ACCOUNT RECONCILIATION

     Initial Deposit                                               46,982,930.48
     BOP Balance                                                            0.00
     Subsequent Transfer                                                    0.00
     Investment Income Earned                                               0.00
     Investment Income Deposited to Note Account                            0.00
     Mandatory Special Redemption                                           0.00

     Remaining Prefunding Balance                                                             0.00
     Undistributed Investment Income                                                          0.00
     EOP Balance Before Release to Servicer                                                   0.00
     Prefunding Account Balance Released to Servicer                        0.00
     EOP Balance                                                            0.00

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2005-A
TRIGGER EVENT AND EVENT OF DEFAULT THRESHOLDS:

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CUMULATIVE LOSS:                                       CUMULATIVE GROSS DEFAULT:
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  UP TO MONTH     TRIGGER EVENT   EVENT OF DEFAULT     UP TO MONTH     TRIGGER EVENT     EVENT OF DEFAULT

       3               0.90%           1.15%                 3              1.79%            2.08%
       6               1.79%           2.10%                 6              3.58%            3.81%
       9               2.24%           2.67%                 9              4.26%            4.85%
      12               3.58%           3.81%                12              6.72%            6.92%
      15               4.07%           4.33%                15              7.74%            7.87%
      18               4.89%           5.19%                18              9.78%            9.44%
      21               5.33%           6.06%                21             10.26%           11.02%
      24               5.91%           6.58%                24             10.74%           11.96%
      27               6.29%           7.10%                27             11.43%           12.91%
      30               6.86%           7.61%                30             12.47%           13.84%
      33               7.24%           8.14%                33             13.16%           14.79%
      36               7.62%           8.48%                36             13.85%           15.42%
      39               7.81%           8.65%                39             14.20%           15.73%
      42               8.00%           9.00%                42             14.54%           16.36%
      45               8.00%           9.00%                45             14.54%           16.36%
      48               8.00%           9.00%                48             14.54%           16.36%
      51               8.00%           9.00%                51             14.54%           16.36%
      54               8.00%           9.00%                54             14.54%           16.36%
      57               8.00%           9.00%                57             14.54%           16.36%
      60               8.00%           9.00%                60             14.54%           16.36%
      63               8.00%           9.00%                63             14.54%           16.36%
      66               8.00%           9.00%                66             14.54%           16.36%
      69               8.00%           9.00%                69             14.54%           16.36%
      72               8.00%           9.00%                72             14.54%           16.36%
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AVERAGE DELINQUENCY RATIO:
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         UP TO MONTH           TRIGGER EVENT EVENT OF DEFAULT
              12                   5.25%          7.25%
              24                   6.25%          8.25%
              72                   7.25%          9.25%
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LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2005-A

Long Beach Acceptance Corp., as Servicer, certifies that all computations presented reflect accurate information as of October 31, 2005 and were performed in conformity with the Sale and Servicing Agreement dated June 1, 2005.

/s/ Maureen E. Morley
------------------------------------
Maureen E. Morley
Vice President and Controller